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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 4, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-13894                  34-1807383
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 4, 2006, in response to the new tax laws regarding deferred compensation set forth in Internal Revenue Code Section 409A ("Section 409A"), the
Compensation Committee of the Board of Directors of Proliance International,
Inc. (the "Company") approved, and the independent members of the Board of
Directors of the Company ratified, the following matters relating to the compensation of the Company's executive officers:

(i) An amendment (the "Amendment") to the Employment Agreement between the
Company and Charles E. Johnson, its President and Chief Executive Officer, dated as of January 1, 2005, pursuant to which (A) a deferred compensation arrangement regarding certain potential annual bonus payments in excess of 75% of base salary was deleted, and (B) Mr. Johnson's existing contractual supplemental retirement benefits and certain severance benefits were removed from the employment agreement and moved into a separate Supplemental Executive Retirement
Plan (the "SERP"). These changes were designed to comply with Section 409A and did not expand the level or types of benefits payable to Mr. Johnson. The foregoing description of the Amendment and the SERP do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

(ii) The existing severance agreements entered into by the Company with its executive officers other than Mr. Johnson (consisting of David Albert, Richard
Wisot, Jeffrey Jackson and Kenneth Flynn) (the "Prior Severance Agreements")
were terminated by mutual consent and replaced with an Executive Severance Plan
(the "Severance Plan") designed to comply with Section 409A. Both the Prior
Severance Agreements and the Severance Plan provide for severance payments for a period of one year following termination or until the officer finds new employment, whichever comes first. The Severance Plan differs from the Prior
Severance Agreements in that Mr. Albert's severance period is two years rather than one year, and severance payments to each of the executive officers may be delayed for six months following termination of employment in accordance with
Section 409A. The foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to such Severance
Plan, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As described in Item 1.01 above, the Company and David Albert, Richard Wisot,
Jeffrey Jackson and Kenneth Flynn, voluntarily terminated separate Prior
Severance Agreements each had entered into with the Company in connection with the implementation of the Severance Plan described above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1   Amendment No. 2 to Employment Agreement between Proliance International,
Inc. and Charles E. Johnson

10.2   Proliance International, Inc. Supplemental Executive Retirement Plan

10.3   Proliance International, Inc. Executive Severance Plan

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROLIANCE INTERNATIONAL, INC.

Date:  May 9, 2006                     By: /s/ Richard A. Wisot
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer

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